NEWS RELEASE
FOR IMMEDIATE RELEASE
VIDLER WATER RESOURCES, INC. ANNOUNCES VACATION BY NEVADA DISTRICT COURT OF NEVADA STATE ENGINEER’S ORDER 1309

(Carson City, Nevada) - April 21, 2022

Vidler Water Resources, Inc. (“Vidler” VWTR.Nasdaq) announced today that on April 19, 2022, Clark County District Judge Bita Yeager issued her Decision in the Eighth Judicial District Court Consolidated Case No. A-20-816761-C which granted the petition for judicial review of the Nevada State Engineer’s Order 1309 filed by Petitioners, Lincoln County Water District and Vidler’s wholly-owned subsidiary, Vidler Water Company, Inc. The Court also granted similar petitions by Coyote Springs Investments, LLC as well as other Petitioners impacted by the State Engineer’s actions.

The Court ordered that State Engineer’s Order 1309 be vacated in its entirety because the Nevada State Engineer exceeded his statutory authority in creating a “Superbasin” out of multiple distinct and already established hydrographic basins.

About Vidler Water Resources, Inc.

As of December 31, 2021, our primary holding was Vidler Water Company, Inc. (“Vidler”), a water resource and water storage business, with assets and operations primarily in the Southwestern U.S.

Our business is to source, develop and provide sustainable potable water resources to fast-growing communities throughout the Southwest U.S. that lack, or are running short of, available water resources.

We conduct our business by working closely with many constituents in these communities: regulators, utilities, Native North American tribes, community leaders, residential and commercial developers and alternative energy companies. We ensure the water resources we develop and sell are sustainable and provide benefit to the citizens of the communities and regions we serve.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This press release contains statements that may constitute forward-looking statements, which are based on information currently available, usually identified by words such as "anticipates," "believes," "estimates," "plans,'' "projects," "expects," "hopes," "intends," "strategy," ''focus," "outlook," "will," "could," "should," "may," "continue," or similar expressions, which speak only as of the date the statement was made. Such statements are forward-looking statements and are within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are subject to the safe harbor created by those sections and the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical or current fact, are statements that could be deemed forward-looking statements, including without limitation statements regarding our business objectives, our ability to monetize our water resources, and the future demand for our water resources. The forward-looking statements are based on current expectations and assumptions and are subject to risks and uncertainties.

A number of factors may cause actual results to differ materially from our expectations, such as: any slow down or downturn in the housing or in the real estate markets in which Vidler operates; fluctuations in the prices of water and water rights; physical, governmental and legal restrictions on water and water rights; a downturn in some sectors of the stock market; general economic conditions; the impacts of the COVID-19 global pandemic on the demand for real estate, the pace of real estate development, and demand for water resources to support residential and commercial real estate development; prolonged weakness in the overall U.S. and global economies; the performance of the businesses in which Vidler operates; the continued service and availability of key management personnel; and potential capital requirements and financing alternatives.

For further information regarding risks and uncertainties associated with our business, please refer to the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” sections of our SEC filings, including our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q, copies of which may be obtained by contacting us at (775) 885-5000 or at http://vidlerwater.com.

We undertake no obligation to (and we expressly disclaim any obligation to) update our forward-looking statements, whether as a result of new information, subsequent events, or otherwise, in order to reflect any event or circumstance which may arise after the date of this press release, except as may otherwise be required by law. Readers are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release.

CONTACT:    Dorothy Timian-Palmer
        President and Chief Executive Officer
        (775) 885-5000

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